UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2003

PROTEIN DESIGN LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

34801 Campus Drive
Fremont, California 94555
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 574-1400

Not Applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets.

On April 4, 2003, we completed the acquisition of Eos Biotechnology, Inc. in accordance with the Agreement and Plan of Merger and Reorganization dated as of February 3, 2002, as amended by the Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated as of March 5, 2003 and the Amendment No. 2 to the Agreement and Plan of Merger and Reorganization dated as of March 26, 2003, copies of which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by this reference.

Eos develops therapeutic antibodies for cancer and other major diseases

In connection with this acquisition, we issued an aggregate of approximately 4,331,254 shares of our Common Stock in exchange for all outstanding shares of Eos preferred and common stock. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the Agreement and Plan of Merger and Reorganization, as amended.

The acquisition of Eos was structured as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and has been accounted for under the “purchase” method of accounting.

The preceding discussion of the significant terms and provisions of the Agreement and Plan of Merger and Reorganization, as amended, among PDL, Tikal Acquisition Corp. and Eos is qualified by reference to the agreements attached as Exhibits 2.1, 2.2 and 2.3 to this report.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial information required by this item will be filed by amendment within 60 days of April 18, 2003.

(b)	Pro forma financial information.

The financial information required by this item will be filed by amendment within 60 days of April 18, 2003.

(c)	Exhibits.

Exhibit No.	Description

**2.1	Agreement and Plan of Merger and Reorganization dated as of February 3, 2003, as amended, by and among Protein Design Labs, Inc., a Delaware corporation, Tikal Acquisition Corp., a Delaware corporation and wholly owned subsidiary of PDL, and Eos Biotechnology, Inc., a Delaware corporation.

2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated as of March 5, 2003, by and among Protein Design Labs, Inc., Tikal Acquisition Corp. and Eos Biotechnology, Inc.

2.3	Amendment No. 2 to Agreement and Plan of Merger and Reorganization dated as of March 26, 2003, by and among Protein Design Labs, Inc., Tikal Acquisition Corp. and Eos Biotechnology, Inc.

99.1	Press Release dated April 7, 2003 of the Registrant.

**	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under 17 C.F.R. Sections 200.80(b)(4) and 24b-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEIN DESIGN LABS, INC.

Date: April 18, 2003	By:	/s/ Sergio Garcia-Rodriguez

Sergio Garcia-Rodriguez
Vice President, Legal, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

**2.1	Agreement and Plan of Merger and Reorganization dated as of February 3, 2003, as amended, by and among Protein Design Labs, Inc., a Delaware corporation, Tikal Acquisition Corp., a Delaware corporation and wholly owned subsidiary of PDL, and Eos Biotechnology, Inc., a Delaware corporation.

2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated as of March 5, 2003, by and among Protein Design Labs, Inc., Tikal Acquisition Corp. and Eos Biotechnology, Inc.

2.3	Amendment No. 2 to Agreement and Plan of Merger and Reorganization dated as of March 26, 2003, by and among Protein Design Labs, Inc., Tikal Acquisition Corp. and Eos Biotechnology, Inc.

99.1	Press Release dated April 7, 2003 of the Registrant.

**	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under 17 C.F.R. Sections 200.80(b)(4) and 24b-2.